Exhibit 10.2

RESTRICTED STOCK UNIT AGREEMENT

UNDER THE BIOATLA, INC.

2020 EQUITY INCENTIVE PLAN

THIS RESTRICTED STOCK UNIT AGREEMENT (this “Agreement”) is between BioAtla, Inc., a Delaware corporation (the “Company”), and [            ] (the “Grantee”) and is made as of [            ], 2020 (the “Grant Date”).

RECITALS

WHEREAS, the Company maintains the BioAtla, Inc. 2020 Equity Incentive Plan (as it may be amended and/or restated from time to time, the “Plan”);

WHEREAS, the Plan permits the Company to award Restricted Stock Units with respect to shares of the Company’s common stock, $0.0001 par value per share (“Shares”), subject to the terms of the Plan; and

WHEREAS, the Company desires to grant Restricted Stock Units to the Grantee in accordance with the terms of this award agreement (this “Agreement”).

NOW, THEREFORE, in consideration of these premises and the agreements set forth herein, the parties, intending to be legally bound hereby, agree as follows:

1. Award of Restricted Stock Units. The Company hereby grants to the Grantee, as of the Grant Date, [_____] Restricted Stock Units (the “RSUs”). With respect to each RSU that becomes vested in accordance with the terms of this Agreement, the Grantee will be entitled to receive one Share upon the settlement of such RSU (the “RSU Shares”). The RSUs are subject to the terms set forth herein, and the terms of the Plan, which terms and provisions are incorporated herein by reference. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

2. Vesting; Settlement.

(a) As of the Grant Date, the RSUs are unvested and shall become vested as follows:

Vesting Date	Vesting Percentage on Vesting Date
First anniversary of the Vesting Commencement Date	25%
The last day of each of the 36 months following the month in which the first anniversary of the Vesting Commencement Date occurs	2.08333%

The “Vesting Commencement Date” means August 25, 2020. If the percentages above would result in a fraction of an RSU vesting on a vesting date, then the number of RSUs vesting on such vesting date shall be rounded up to the next whole number; provided, however, that in no event shall more than 100% of the RSUs become vested and settled.

Notwithstanding the foregoing, if neither a Change in Control nor the IPO has occurred prior to a vesting date set forth above, then no vesting shall occur on such date, and instead, the RSUs that would have vested on the vesting date set forth above but for this sentence (the “Liquidity Vesting RSUs”) shall remain unvested and shall become vested upon the occurrence of the earlier of a Change in Control and the IPO, and all remaining RSUs shall continue to vest in accordance with the vesting schedule set forth above.

Vesting of any RSUs in all cases is subject to the Grantee’s continued employment with the Company or one of its Subsidiaries from the Grant Date through and including the applicable vesting date, which in the case of Liquidity Vesting RSUs, shall be the date on which the earlier of a Change in Control and the IPO occurs. Except as otherwise specifically provided in Section 7.2 of the Plan, if the Grantee’s employment with the Company or any of its Subsidiaries terminates for any reason prior to the date on which all of the RSUs have become vested, regardless of whether such termination is initiated by the Grantee, by the Company or by any of the Company’s Subsidiaries, then all RSUs which are unvested as of the date of such termination shall be forfeited immediately upon such termination with no compensation or other payment due to the Grantee or any other Person. In addition, if the Grantee’s employment with the Company or any of its Subsidiaries is terminated for Cause, then any RSUs which have not been settled as of such termination of employment (even if such RSUs are vested) shall be forfeited immediately upon such termination with no compensation or other payment due to the Grantee or any other Person.

Notwithstanding anything to the contrary contained in any offer letter, severance agreement, employment agreement, consulting agreement or similar agreement between the Grantee and the Company or any of its Affiliates, (i) the RSUs shall not vest upon or following Grantee’s termination of employment except as provided in Section 7.2 of the Plan and (ii) the RSUs shall not vest upon a Change in Control, a change in control, a change of control or any similar event except as provided in this Agreement or in the Plan.

(b) Each RSU that becomes vested shall be settled as soon as reasonably practicable following the date on which such RSU becomes vested, and in any event within 30 days after the vesting event.

(c) Prior to the receipt by the Grantee of an RSU Share in settlement of an RSU, the Grantee shall have no rights of a stockholder with respect to such RSU or RSU Share, including, without limitation, the right to receive dividends with respect to such RSU or RSU Share or the right to vote such RSU or RSU Share. Notwithstanding the foregoing or anything contained in this Agreement to the contrary, if the Company declares a cash dividend on Shares with a record date during the period between the Grant Date and the date immediately preceding the date on which an RSU Share is delivered upon the settlement of a vested RSU, then the Grantee shall be entitled to receive with respect to the vested RSUs being settled on such date an amount in cash equal to the product of (i) the number of vested RSUs then being settled, multiplied by (ii) the amount of cash dividends declared per Share during the period between the Grant Date and the date immediately preceding the date on which such RSU Shares are delivered upon the settlement of such vested RSUs, with such cash payment to be made to the Grantee at the same time as RSU Shares are issued upon the settlement of such vested RSUs; provided, however, that if any such cash dividends have been declared but not paid, such payment shall not be made in respect of such cash dividend until the first payroll date after such cash dividend is paid (and if such dividend equivalent described in this Section 2(c) is not paid to the Participant by March 15th of the year immediately following the year in which the applicable RSU vested, then such dividend equivalent shall be forfeited). Any such amounts will be forfeited upon the forfeiture of the underlying RSU, with no compensation or other payment due to the Grantee or any other Person.

3. Non-Transferability of RSUs. The RSUs may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent and distribution.

4. Conditions on All Transfers of RSU Shares. Notwithstanding anything to the contrary contained in this Agreement or the Plan, no transfer of an RSU Share shall be made, or, if attempted or purported to be made, shall be effective, unless and until the Company is satisfied that the transfer will not violate any federal or state securities law or any other law or agreement (including this Agreement or the Plan) or the rules of any applicable stock exchange. If the transfer would violate any such law, agreement or rule and the Grantee nevertheless attempts or purports to engage in a transfer of RSU Shares, then the Company shall not recognize such transfer on the books and records of the Company and such transfer will be null and void ab initio. In addition, the Grantee will be liable to the Company for damages, if any, which may result from such attempted or purported transfer.

5. No Promise of Employment or Other Service. Neither the Plan nor the granting or holding of the RSUs nor the holding of RSU Shares will confer upon the Grantee any right to continue in the employ or other service of the Company or any Subsidiary, or limit, in any respect, the right of the Company or any Subsidiary to discharge the Grantee at any time, for any reason and with or without notice.

6. Withholding. The Grantee shall be responsible for making appropriate provision for all taxes required to be withheld in connection with the grant of RSUs and/or the settlement thereof (and the payment of any dividend equivalents). Such responsibility shall extend to all applicable federal, state, local and foreign withholding taxes. The Company or its Subsidiaries, in their sole discretion, shall have the right to retain the number of shares whose Fair Market Value equals the amount to be withheld in satisfaction of the applicable withholding taxes (or to withhold from any payroll or other amounts otherwise due to the Grantee the amount of withholding taxes due in connection with the RSUs or any dividend equivalents).

7. The Plan. The Grantee has received a copy of the Plan, has read the Plan and is familiar with its terms, and hereby accepts the RSUs subject to all of the terms and provisions of the Plan and this Agreement. Pursuant to the Plan, the Committee is authorized to interpret the Plan and to adopt rules and regulations not inconsistent with the Plan as it deems appropriate. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee with respect to the Plan, this Agreement, the RSUs, the RSU Shares or any agreement relating to the RSUs or the RSU Shares. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall control.

8. Investment Representation. The Grantee hereby represents and warrants to the Company that the Grantee, by reason of the Grantee’s business or financial experience (or the business or financial experience of the Grantee’s professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Grantee’s own interests in connection with the transactions contemplated under this Agreement.

9. Governing Law. This Agreement will be construed in accordance with the laws of the State of Delaware, without regard to the application of the principles of conflicts of laws of Delaware or any other jurisdiction.

10. Severability. All provisions of this Agreement are distinct and severable and if any clause shall be held to be invalid, illegal or against public policy, the validity or the legality of the remainder of this Agreement shall not be affected thereby, and the remainder of this Agreement shall be interpreted to give maximum effect to the original intention of the parties hereto.

11. Amendment. Subject to the provisions of the Plan, this Agreement may only be amended by a writing signed by each of the parties hereto.

12. Entire Agreement. This Agreement, together with the Plan, represents the entire agreement between the parties hereto relating to the subject matter hereof, and merges and supersedes all prior and contemporaneous discussions, agreements and understandings of every nature relating to the award of the RSUs to the Grantee by the Company.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Agreement, and the Grantee has placed his or her signature hereon evidencing his or her agreement to the terms hereof, effective as of the Grant Date.

BIOATLA, INC.

By:
Name:
Title:

GRANTEE

Name:

RESTRICTED STOCK UNIT AGREEMENT

UNDER THE BIOATLA, INC.

2020 EQUITY INCENTIVE PLAN

THIS RESTRICTED STOCK UNIT AGREEMENT (this “Agreement”) is between BioAtla, Inc., a Delaware corporation (the “Company”), and [            ] (the “Grantee”) and is made as of [            ], 2020 (the “Grant Date”).

RECITALS

WHEREAS, the Company maintains the BioAtla, Inc. 2020 Equity Incentive Plan (as it may be amended and/or restated from time to time, the “Plan”);

WHEREAS, the Plan permits the Company to award Restricted Stock Units with respect to shares of the Company’s common stock, $0.0001 par value per share (“Shares”), subject to the terms of the Plan; and

WHEREAS, the Company desires to grant Restricted Stock Units to the Grantee in accordance with the terms of this award agreement (this “Agreement”).

NOW, THEREFORE, in consideration of these premises and the agreements set forth herein, the parties, intending to be legally bound hereby, agree as follows:

1. Award of Restricted Stock Units. The Company hereby grants to the Grantee, as of the Grant Date, [_____] Restricted Stock Units (the “RSUs”). With respect to each RSU that becomes vested in accordance with the terms of this Agreement, the Grantee will be entitled to receive one Share upon the settlement of such RSU (the “RSU Shares”). The RSUs are subject to the terms set forth herein, and the terms of the Plan, which terms and provisions are incorporated herein by reference. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

2. Vesting; Settlement.

(a) The RSUs are unvested on the Grant Date and shall become vested as follows:

Vesting Date	Vesting Percentage on Vesting Date
First anniversary of the Grant Date	50%
The last day of each of the 24 months following the month in which the first anniversary of the Grant Date occurs	2.08333%

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If the percentages above would result in a fraction of an RSU vesting on a vesting date, then the number of RSUs vesting on such vesting date shall be rounded up to the next whole number; provided, however, that in no event shall more than 100% of the RSUs become vested and settled.

Notwithstanding the foregoing, if neither a Change in Control nor the IPO has occurred prior to a vesting date set forth above, then no vesting shall occur on such date, and instead, the RSUs that would have vested on the vesting date set forth above but for this sentence (the “Liquidity Vesting RSUs”) shall remain unvested and shall become vested upon the occurrence of the earlier of a Change in Control and the IPO, and all remaining RSUs shall continue to vest in accordance with the vesting schedule set forth above.

Vesting of any RSUs in all cases is subject to the Grantee’s continued employment with the Company or one of its Subsidiaries from the Grant Date through and including the applicable vesting date, which in the case of Liquidity Vesting RSUs, shall be the date on which the earlier of a Change in Control and the IPO occurs. Except as otherwise specifically provided in Section 7.2 of the Plan, if the Grantee’s employment with the Company or any of its Subsidiaries terminates for any reason prior to the date on which all of the RSUs have become vested, regardless of whether such termination is initiated by the Grantee, by the Company or by any of the Company’s Subsidiaries, then all RSUs which are unvested as of the date of such termination shall be forfeited immediately upon such termination with no compensation or other payment due to the Grantee or any other Person. In addition, if the Grantee’s employment with the Company or any of its Subsidiaries is terminated for Cause, then any RSUs which have not been settled as of such termination of employment (even if such RSUs are vested) shall be forfeited immediately upon such termination with no compensation or other payment due to the Grantee or any other Person.

Notwithstanding anything to the contrary contained in any offer letter, severance agreement, employment agreement, consulting agreement or similar agreement between the Grantee and the Company or any of its Affiliates, (i) the RSUs shall not vest upon or following Grantee’s termination of employment except as provided in Section 7.2 of the Plan and (ii) the RSUs shall not vest upon a Change in Control, a change in control, a change of control or any similar event except as provided in this Agreement or in the Plan.

(b) Each RSU that becomes vested shall be settled as soon as reasonably practicable following the date on which such RSU becomes vested, and in any event within 30 days after the vesting event.

(c) Prior to the receipt by the Grantee of an RSU Share in settlement of an RSU, the Grantee shall have no rights of a stockholder with respect to such RSU or RSU Share, including, without limitation, the right to receive dividends with respect to such RSU or RSU Share or the right to vote such RSU or RSU Share. Notwithstanding the foregoing or anything contained in this Agreement to the contrary, if the Company declares a cash dividend on Shares with a record date during the period between the Grant Date and the date immediately preceding the date on which an RSU Share is delivered upon the settlement of a vested RSU, then the Grantee shall be entitled to receive with respect to the vested RSUs being settled on such date an amount in cash equal to the product of (i) the number of vested RSUs then being settled, multiplied by (ii) the

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amount of cash dividends declared per Share during the period between the Grant Date and the date immediately preceding the date on which such RSU Shares are delivered upon the settlement of such vested RSUs, with such cash payment to be made to the Grantee at the same time as RSU Shares are issued upon the settlement of such vested RSUs; provided, however, that if any such cash dividends have been declared but not paid, such payment shall not be made in respect of such cash dividend until the first payroll date after such cash dividend is paid (and if such dividend equivalent described in this Section 2(c) is not paid to the Participant by March 15th of the year immediately following the year in which the applicable RSU vested, then such dividend equivalent shall be forfeited). Any such amounts will be forfeited upon the forfeiture of the underlying RSU, with no compensation or other payment due to the Grantee or any other Person.

3. Non-Transferability of RSUs. The RSUs may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent and distribution.

4. Conditions on All Transfers of RSU Shares. Notwithstanding anything to the contrary contained in this Agreement or the Plan, no transfer of an RSU Share shall be made, or, if attempted or purported to be made, shall be effective, unless and until the Company is satisfied that the transfer will not violate any federal or state securities law or any other law or agreement (including this Agreement or the Plan) or the rules of any applicable stock exchange. If the transfer would violate any such law, agreement or rule and the Grantee nevertheless attempts or purports to engage in a transfer of RSU Shares, then the Company shall not recognize such transfer on the books and records of the Company and such transfer will be null and void ab initio. In addition, the Grantee will be liable to the Company for damages, if any, which may result from such attempted or purported transfer.

5. No Promise of Employment or Other Service. Neither the Plan nor the granting or holding of the RSUs nor the holding of RSU Shares will confer upon the Grantee any right to continue in the employ or other service of the Company or any Subsidiary, or limit, in any respect, the right of the Company or any Subsidiary to discharge the Grantee at any time, for any reason and with or without notice.

6. Withholding. The Grantee shall be responsible for making appropriate provision for all taxes required to be withheld in connection with the grant of RSUs and/or the settlement thereof (and the payment of any dividend equivalents). Such responsibility shall extend to all applicable federal, state, local and foreign withholding taxes. The Company or its Subsidiaries, in their sole discretion, shall have the right to retain the number of shares whose Fair Market Value equals the amount to be withheld in satisfaction of the applicable withholding taxes (or to withhold from any payroll or other amounts otherwise due to the Grantee the amount of withholding taxes due in connection with the RSUs or any dividend equivalents).

7. The Plan. The Grantee has received a copy of the Plan, has read the Plan and is familiar with its terms, and hereby accepts the RSUs subject to all of the terms and provisions of the Plan and this Agreement. Pursuant to the Plan, the Committee is authorized to interpret the Plan and to adopt rules and regulations not inconsistent with the Plan as it deems appropriate. The Grantee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee with respect to the Plan, this Agreement, the RSUs, the RSU Shares or any agreement relating to the RSUs or the RSU Shares. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall control.

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8. Investment Representation. The Grantee hereby represents and warrants to the Company that the Grantee, by reason of the Grantee’s business or financial experience (or the business or financial experience of the Grantee’s professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Grantee’s own interests in connection with the transactions contemplated under this Agreement.

9. Governing Law. This Agreement will be construed in accordance with the laws of the State of Delaware, without regard to the application of the principles of conflicts of laws of Delaware or any other jurisdiction.

10. Severability. All provisions of this Agreement are distinct and severable and if any clause shall be held to be invalid, illegal or against public policy, the validity or the legality of the remainder of this Agreement shall not be affected thereby, and the remainder of this Agreement shall be interpreted to give maximum effect to the original intention of the parties hereto.

11. Amendment. Subject to the provisions of the Plan, this Agreement may only be amended by a writing signed by each of the parties hereto.

12. Entire Agreement. This Agreement, together with the Plan, represents the entire agreement between the parties hereto relating to the subject matter hereof, and merges and supersedes all prior and contemporaneous discussions, agreements and understandings of every nature relating to the award of the RSUs to the Grantee by the Company.

[signature page follows]

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IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Agreement, and the Grantee has placed his or her signature hereon evidencing his or her agreement to the terms hereof, effective as of the Grant Date.

BIOATLA, INC.

By:
Name:
Title:

GRANTEE

Name:

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